Schedule 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                    |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PACIFIC CMA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|   No fee required
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:__________________.

      (2) Aggregate number of securities to which transaction applies:__________________.

      (3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):________________________________________.

      (4)   Proposed maximum aggregate value of transaction:___________________.

      (5)   Total fee paid:____________________________________________________.

|_|   Fee paid previously with preliminary materials:__________________________.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:____________________________________________.

      (2)   Form, Schedule or Registration Statement No.:______________________.

      (3)   Filing Party:______________________________________________________.

      (4)   Date Filed:________________________________________________________.

                                PACIFIC CMA, INC.
                      c/o Airgate International Corporation
                            153-10 Rockaway Boulevard
                             Jamaica, New York 11434

                                                                   July 26, 2006

Dear Stockholder,

         On behalf of the Board of Directors, I am pleased to invite you to attend a Special Meeting of Stockholders of Pacific CMA, Inc. (the "Company") which will be held at the offices of Airgate International Corporation, 153-10 Rockaway Boulevard, Jamaica, New York 11434, on August 22, 2006 at 12:00 Noon, New York time.

         On the following pages you will find the Notice of the Special Meeting of Stockholders and the Proxy Statement giving information which describes the matter to be acted upon at the meeting.

         Of course, we will be present at the Special Meeting to answer any questions you might have.

         Your vote is important. Whether or not you plan to attend the Special Meeting and regardless of the size of your holdings, we encourage you to sign, date, and mail the enclosed proxy card in the postage prepaid envelope provided. Your right to vote in person at the meeting is not affected by returning the proxy card.

                                                        Sincerely,
                                                        Alfred Lam
                                                        Chairman of the Board

                                PACIFIC CMA, INC.
                      c/o Airgate International Corporation
                            153-10 Rockaway Boulevard
                             Jamaica, New York 11434

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                                              New York, New York
                                                                   July 26, 2006

To all Stockholders of Pacific CMA, Inc.,

         Notice is hereby given pursuant to the provisions of the General Corporation Law of the State of Delaware that a Special Meeting of the Stockholders of Pacific CMA, Inc., a Delaware corporation (the "Company", "us", "we" or "our"), will be held at the offices of Airgate International Corporation, 153-10 Rockaway Boulevard, Jamaica, New York 11434, on August 22, 2006 at 12:00 Noon, New York time.

         The purposes of this meeting are to consider, discuss, vote and act upon the following:

         Approve the Company's financing transaction with Laurus Master Fund Ltd. ("Laurus") pursuant to which the Company issued to Laurus, among other things: (a) a $4,000,000 promissory note, convertible into shares of the Company's Common Stock, (b) a $3,500,000 non-convertible note, and (c) Warrants to purchase up to 1,850,000 shares of the Company's Common Stock (the "Laurus Transaction").

         Alfred Lam and Buller Services Corp. ("BSC"), who collectively own approximately 66% of the outstanding shares of our Common Stock, have advised us that they intend to vote in favor of approving the Laurus Transaction. Consequently, the proposal will be approved at the Special Meeting of Stockholders. Mr. Lam may be deemed to be the beneficial owner of the shares of our Common Stock held by BSC.

         The Board of Directors is soliciting proxies for this Special Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

         The Board has set July 21, 2006 as the record date for the meeting. Stockholders who owned shares of the Company's Common Stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 27,293,934 shares of the Company's Common Stock issued and outstanding on June 30, 2006.

         Voting materials, which include the Proxy Statement and proxy card are being mailed to stockholders on or about July 26, 2006.

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         ******************************

         Our Board of Directors has unanimously approved the above proposal, believing that it is in the best interest of our stockholders and recommends its adoption.

                                             By Order of the Board of Directors,
                                             Alfred Lam
                                             Chairman

Dated: July 26, 2006

                               GENERAL INFORMATION
                               -------------------

         This Proxy Statement is furnished in connection with our Special Meeting of Stockholders called by our Board of Directors to be held at the offices of Airgate International Corporation, 153-10 Rockaway Boulevard, Jamaica, New York 11454, at 12:00 noon, New York time, on August 22, 2006, and at any and all postponements, continuations or adjournments thereof. This Proxy Statement and the accompanying Notice of Special Meeting will be first mailed or given to our stockholders on or about July 26, 2006.

         All shares of our Common Stock represented in person or by proxy will be eligible to be voted at the meeting. Alfred Lam and BSC, who collectively own approximately 66% of our outstanding Common Stock, have advised us that they intend to vote in favor of the approval of the Laurus Transaction. Consequently, the proposal will be approved at the Special Meeting of Stockholders.

         Our stockholders of record at the close of business on July 21, 2006 (i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On June 30, 2006, we had 27,293,934 issued and outstanding shares of Common Stock entitled to one vote per share on the proposal to be presented at the Special Meeting.

         The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the voting shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal. A broker "non-vote" will have the same effect as a vote against the proposal.

         The affirmative vote of the holders of a majority of our issued and outstanding shares of Common Stock shall be required in order to approve the proposal set forth herein. Although our By- Laws permit proposals to be carried by a plurality of the votes cast, the Rules of the American Stock Exchange, Inc. ("AMEX") require that the affirmative vote of the holders of a majority of our outstanding shares of Common Stock be required for the proposal and our Board of Directors has determined to require such majority for approval of the proposal.

         Only one Proxy Statement is being delivered to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to Alfred Lam, Chairman, Pacific CMA, Inc., c/o Airgate International Corporation, 153-10 Rockaway Boulevard, Jamaica, New York 11434, or calling the Company at 212-247-0049.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND SPECIAL MEETING

Q:       WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY?

A: You are receiving a Proxy Statement and proxy card from us because you own shares of Common Stock of Pacific CMA, Inc. This Proxy Statement describes issues on which we would like you and that you are entitled, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

         When you sign the proxy card, you appoint Scott Turner and Ling Kwok as your representatives at the meeting. Scott Turner and Ling Kwok will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

         If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the proxy card, Scott Turner and Ling Kwok will vote your shares, under your proxy, in accordance with their best judgment.

Q:       WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A:       Approval of the Laurus Transaction by the Company's stockholders.

Q:       HOW DO I VOTE?

A: You may vote either by mail or in person at the Special Meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed, prepaid addressed envelope. If you mark your proxy card to indicate how you want your shares voted on the proposal, your shares will be voted as you instruct.

         If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy form will be voted "FOR" the proposal.

         If you want to vote in person, please come to the meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a card from your broker in order to vote in person at the meeting.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A: It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

Q:       IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A: We provide each brokerage firm listed in our records as an owner of our shares with a sufficient number of copies of this Proxy Statement so that the brokerage firm can forward copies to the actual owners of the shares. If you received this Proxy Statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

         Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, a proposal to adjourn a meeting in the discretion of the Company's management and ratification of the appointment of auditors, but cannot vote on non-routine matters (such as the Company's proposal to approve the Laurus Transaction), unless they have received voting instructions from the person for whom they are holding shares. Thus, if you do not give your broker instructions as to how to vote your shares, your broker will most likely not be able to vote on the Laurus Transaction at the Special Meeting.

         We encourage you to provide directions to your broker as to how you want he or she to vote your shares on the proposal to be brought before the Special Meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker's procedures. This ensures that your shares will be voted at the meeting.

Q:       WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         -- signing another proxy with a later date and returning that proxy to the Company,

         -- sending notice to the Company that you are revoking your proxy, or

         -- voting in person at the Special Meeting.

Q:       HOW ARE VOTES COUNTED?

A:       Voting results will be tabulated and certified by our transfer agent.

Q:       WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. We will file a Report on Form 8-K to announce the results. We will file that report with the Securities and Exchange Commission (the "Commission"), and you can get a copy by contacting the Commission, through the Commission's EDGAR system on its home page at www.sec.gov or through the Company's websites: www.pacificcma.com, www.agihk.com and www.airgatecorp.com. Please note that information on our websites do not constitute part of this Proxy Statement.

Q:       WHO BEARS THE COST OF SOLICITING PROXIES?

A: The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                                    PROPOSAL

         APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF A NOTE
                            AND EXERCISE OF WARRANTS
                            ------------------------

         On August 4, 2005, the Company completed a financing transaction with Laurus. On May 2, 2006, the Company and Laurus amended certain of the documents and instruments constituting the financing transaction. As of June 30, 2006, the Company's aggregate indebtedness to Laurus was $4,000,000.

         The financing was pursuant to, including among others, the following documents and instruments.

         o Amended and Restated Security Agreement, dated May 2, 2006, among Laurus, the Company and its United States subsidiaries granting Laurus a first priority security interest on the Company's assets, including the capital stock of the subsidiaries to secure the Company's performance of notes issued by the Company to Laurus (described below).

         o A Stock Pledge Agreement, dated July 29, 2005, among Laurus, the Company, certain of its United States subsidiaries pledging the Company's securities in those subsidiaries as security for the Company's obligations to Laurus.

         o A Secured Convertible Note (the "Convertible Note") in the principal amount of $4,000,000, dated May 2, 2006 and due July 29, 2008.

         o A Secured Non-Convertible Note (the "Non-Convertible Note"), dated May 2, 2006, due July 29, 2008, that, when aggregated with the Convertible Note, provides for a maximum borrowing of $7,500,000.

         o A Warrant, dated July 29, 2005, issued to Laurus (the "Laurus Warrant 1") to purchase up to 1,500,000 shares of the Company's Common Stock at an exercise price of $1.00 per share for a seven-year period, expiring on July 29, 2012.

         o A Warrant, dated May 2, 2006, issued to Laurus (the "Laurus Warrant 2") to purchase up to 350,000 shares of the Company's Common Stock at an exercise price of $0.88 per share for a seven-year period, expiring on May 2, 2013.

         o An Amended and Restated Registration Rights Agreement, dated May 2, 2006, between the Company and Laurus.

         The Company's total borrowings from Laurus included $324,500 due to Laurus for legal fees.

         Laurus, at its option, may convert the outstanding principal amount of the Convertible Note at any time prior to maturity into shares of the Company's Common Stock, at a conversion price of $0.88 per share, as to the first $3,750,000 advanced to the Company under the Convertible Note and at $1.05 per share as to the remaining balance of that note. The Company also issued Laurus Warrant No. 1 to purchase up to 1,500,000 shares of Common Stock at an exercise price of $1.00 per share and Laurus Warrant No. 2 to purchase up to 350,000 shares of Common Stock at an exercise price of $.88 per share. Laurus' ability to convert the Convertible Note and to exercise the warrants is limited by the terms of such instruments to the extent that such exercise or conversion would result in the Laurus beneficially owning more than 4.99% of the Company's then outstanding shares of Common Stock.

         Set forth below is only a summary of the foregoing documents and instruments and is qualified by the relevant documents, filed as exhibits to the Company's Reports on Form 8-K filed with the Commission on August 4, 2005 and May 5, 2006. Copies of said documents are available from the Company on written request.

         Note Maturity Date:                July 29, 2008.

         Note Interest Rate:                Greater of (a) 6% and (b) the prime
                                            rate, plus 1% (subject to reduction
                                            in certain circumstances, based upon
                                            increases in the market price (as
                                            defined) of the Company's Common
                                            Stock in excess of the Conversion
                                            Price).

         Funds Availability Under
         the Notes:                         Maximum available is the lesser of
                                            $7,500,000, or 90% of Eligible
                                            Accounts (as defined), less Laurus
                                            required reserves.

         Conversion Price of the
         Secured Convertible Note:          At Laurus' option, the first
                                            $3,750,000 of principal amount is
                                            convertible at the price of $0.88
                                            per share and any funds in excess
                                            of $3,750,000 in principal amount
                                            are convertible at a price of
                                            $1.05 per share. Both conversion
                                            prices are subject to
                                            adjustments.

         Adjustments to Conversion/
         Exercise Prices:                   The Conversion Price of the
                                            Secured Convertible Note and the
                                            Exercise Prices of Laurus Warrant 1
                                            and Laurus Warrant 2 are subject to
                                            adjustment for reclassifications,
                                            stock splits, combinations,
                                            dividends and similar events.

         Redemption/Prepayment:             The Company may elect to redeem
                                            the Secured Convertible Note by
                                            paying 120% of the outstanding
                                            principal amount, unpaid interest
                                            and all other sums due under the
                                            Secured Convertible Note. The
                                            Company may elect to prepay the
                                            Non-Convertible Note at any time
                                            by the payment of the outstanding
                                            principal amount, unpaid interest
                                            and all other sums due under that
                                            note, without premium or penalty.
                                            However, for the Company to
                                            obtain a release of Laurus'
                                            security interest prior to
                                            termination of its agreements
                                            with Laurus, the Company is
                                            required to pay all obligations
                                            due to Laurus, plus an early
                                            payment fee of (i) $200,000; (ii)
                                            $150,000; or (iii) $100,000, if
                                            such a release is sought (i)
                                            prior to May 2, 2007, (ii) after
                                            May 2, 2007, but before May 2,
                                            2008; and (iii) any time after
                                            May 2, 2008, respectively.

         Events of Default:                 Include but are not limited to
                                            (i) the failure of the Company to
                                            pay its obligations to Laurus;
                                            (ii) material breaches of, or
                                            false or misleading
                                            representations or warranties by
                                            the Company in, its agreements
                                            with Laurus; (iii) the failure of
                                            the Company to pay its
                                            obligations to third parties in
                                            excess of $250,000; (iv)
                                            attachments or levies in excess
                                            of $100,000; (v) changes in the
                                            Company's or its subsidiaries'
                                            condition or affairs reasonably
                                            likely to have a material adverse
                                            effect on the Company or its
                                            subsidiaries; (vi) bankruptcy,
                                            insolvency, liquidations or
                                            reorganization events by or
                                            against the Company or its
                                            subsidiaries; and (vii) a "Change
                                            of Control" (as defined).

         Change of Control:                 Includes, but is not limited to,
                                            (i) any person or group of
                                            persons (other than certain
                                            defined persons) beneficially
                                            owning 35% or more of the then
                                            outstanding voting equity of the
                                            Company; (ii) a change of a
                                            majority of the then current
                                            members of the Board of Directors
                                            of the Company; or (iii) the
                                            Company or any of its
                                            subsidiaries merging,
                                            consolidating or selling
                                            substantially all of its assets.

         Default Penalties:                 One (1%) percent per month
                                            additional interest and at Laurus'
                                            option, a default payment of 120% of
                                            the principal outstanding amount of
                                            the Non-Convertible Note, together
                                            with unpaid interest and all other
                                            sums due under the Non-Convertible
                                            Note.

         Maximum Number of
         Shares: No issuances of Common Stock that would cause Laurus to own more than 4.99% of our total Common Stock at any given time, or 19.99% of our Common Stock if certain stockholder approvals have not been obtained.

         Right of First Refusal:            Right of first refusal for certain
                                            future financings of the Company.

         The Laurus Warrant No. 1 and the Laurus Warrant No. 2 allow Laurus to purchase at any time prior to July 29, 2012 and May 2, 2013, up to 1,500,000 and 350,000 shares of our Common Stock at exercise prices of $1.00 and $0.88 per share, respectively.

         Pursuant to our agreements with Laurus, we agreed to submit to our stockholders the enclosed Proposal. The terms of the Convertible Note and the terms of the Warrants limit the number of shares that are issuable upon conversion of the Convertible Note and exercise of the Warrants to not greater than 19.999% of the Company's issued and outstanding capital stock at the time the sale was completed until approval of our stockholders is obtained. It is anticipated that the AMEX will approve up to 5,429,698 of our shares of our Common Stock for listing that may be issued to Laurus. Any issuances of shares of Common Stock in excess of those 5,429,698 shares are subject to the approval of our stockholders as described herein and a further application to the AMEX.

         Pursuant to Rule 713 of the AMEX and our listing agreement with the AMEX, stockholder approval is required for a transaction which may involve the issuance by us of Common Stock equal to twenty percent (20%) or more of the Common Stock outstanding on the date of issuance of the Convertible Note, and the Laurus Warrants for less than the greater of book or market value of the Common Stock. The issuance of our Common Stock pursuant to Laurus' conversion rights with respect to the Convertible Note and Laurus' exercise of the Warrants and potential issuances of additional shares of our Common Stock pursuant to the anti-dilution provisions of the Convertible Note and the Warrants constitute such an issuance. Based upon the current issued and outstanding shares of the Company's Common Stock, if Laurus were to convert the entire principal amount of the Convertible Note and fully exercise the Laurus Warrant No. 1 and Laurus Warrant No. 2, it would own approximately 23.4% of our current issued and outstanding capital stock.

         The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Special Meeting is necessary to ratify the issuance of the Convertible Note, the Warrants and the shares of Common Stock issuable upon conversion of the Convertible Note and exercise of the Warrants in accordance with Rule 713 of the AMEX. The enclosed form of proxy provides a means for stockholders to vote to ratify the issuance of the Convertible Note and the Warrants and the shares of Common Stock issuable upon conversion of the Convertible Note and exercise of the Warrants, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the ratification of the issuance of the Convertible Note, the Laurus Warrants, the shares of Common Stock issuable upon conversion of the Convertible Note, exercise of the Warrants and the issuance of additional shares of Common Stock pursuant to the anti-dilution provisions of the Convertible Note and Warrants, in accordance with Rule 713 of the AMEX.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK ISSUABLE ON CONVERSION OF THE CONVERTIBLE NOTE AND EXERCISE OF THE WARRANTS AND THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK PURSUANT TO THE ANTI-DILUTION ADJUSTMENT PROVISIONS OF THE CONVERTIBLE NOTE AND WARRANTS IN ACCORDANCE WITH RULE 713 OF THE AMEX.

         Other Business - Our Board of Directors is not aware of any other matters to be presented at the Special Meeting other than those mentioned in the Notice of Special Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Special Meeting, however, it is intended that the person named in the proxy will vote as our Board of Directors directs.

                        DESCRIPTION OF OUR CAPITAL STOCK
                        --------------------------------

         Common Stock. We are authorized to issue up to 100,000,000 shares of Common Stock, $.001 par value per share, 27,293,934, of which are issued and outstanding as of June 30, 2006. The holders of shares of our Common Stock are entitled to receive dividends equally when, as and if declared by the Board of Directors, out of funds legally available therefore.

         Subject to the rights that may be designated by the Board of Directors to the holders of any shares of Preferred Stock then outstanding, the holders of the Common Stock have voting rights, one vote for each share held of record, and are entitled upon liquidation of the Company to share ratably in the net assets of the Company available for distribution. Shares of our Common Stock do not have cumulative voting rights. Therefore, the holders of a majority of the shares of Common Stock may elect all of the directors of the Company and control its affairs and day-to-day operations. The shares of Common Stock are not redeemable and have no preemptive or similar rights. All outstanding shares of our Common Stock are fully paid and non-assessable.

         Preferred Stock. Pursuant to our Certificate of Incorporation, our Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of up to 10,000,000 shares of preferred stock from time to time in one or more series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and relative, participating, optional and other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Because the Board of Directors has such power to establish the powers, preferences and rights of each series, it may afford the holders of preferred stock preferences, powers and rights (including voting rights) senior to the rights of the holders of Common Stock. The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal.

         There are currently one series of preferred stock issued and outstanding: Series A Preferred Stock, with 10,000 shares being authorized and 3,850 shares being issued and outstanding. Up to an additional 9,990,000 shares of Preferred Stock remain authorized. Set forth below is a summary only and it is qualified by our Certificate of Incorporation and the Certificate of Designation for our Series A Preferred Stock, copies of which are available from the Company upon request.

         Description of Series A Preferred Stock. You can find definitions of certain terms used in this description of the features of our Series A Preferred Stock under the subheading "Certain Definitions" below.

         Shares Outstanding:                     3,850

         Amount Paid Per Share:                  $1,000

         Stated Amount Per Share:                $1,000

         Par Value Per Share:                    $.001

         Dividends:                              Cumulative; 6% per annum on the
                                                 stated value of $1,000, payable
                                                 in arrears. Payments began
                                                 August 1, 2005 payable in cash
                                                 or in shares of Common Stock at
                                                 the Company's election (in the
                                                 event certain conditions are
                                                 met).

         Liquidation Preference:                 Prior to Common Stock;
                                                 liquidation payment of $1,000
                                                 per share outstanding plus any
                                                 outstanding unpaid dividends
                                                 and damages.

         Voting Rights:                          None, except as required by
                                                 Delaware law or if we (i)
                                                 alter or change adversely the
                                                 powers, preferences or
                                                 privileges of the Series A
                                                 Preferred Stock or alter or
                                                 amend the Certificate of
                                                 Designation; (ii) authorize
                                                 or create any class of stock
                                                 senior or otherwise pari
                                                 passu with the Series A
                                                 Preferred Stock; (iii) amend
                                                 our Certificate of
                                                 Incorporation or other
                                                 charter documents so as to
                                                 affect adversely any rights
                                                 of the holders of the Series
                                                 A Preferred Stock; (iv)
                                                 increase the authorized
                                                 number of shares of Preferred
                                                 Stock; or (v) enter into any
                                                 agreement to do any of the
                                                 foregoing.

         Current Conversion Price:               $0.88 per share, as adjusted,
                                                 subject to possible further
                                                 adjustment.

         Conversion Time:                        By the Holders: At any time and
                                                 from time to time.

         Adjustments to
         Conversion Price:                       The conversion price is
                                                 subject to adjustment for
                                                 stock splits, stock dividends
                                                 and similar events. In
                                                 addition, if we sell Common
                                                 Stock or securities
                                                 convertible into or
                                                 exchangeable for Common Stock
                                                 at a price less than the
                                                 conversion price in effect
                                                 (the "Lower Price"), the
                                                 conversion price will be
                                                 adjusted to equal the Lower
                                                 Price. An adjustment of the
                                                 Conversion Price was required
                                                 as a result of the sale of
                                                 the Convertible Note to
                                                 Laurus.

         Mandatory Redemption
         on Fourth Anniversary:                  In or about April and May
                                                 2008, the Company is required
                                                 to redeem all outstanding
                                                 shares of the Series A
                                                 Preferred Stock for an amount
                                                 equal to the stated value of
                                                 said shares, plus all accrued
                                                 and unpaid dividends and
                                                 liquidated damages.

         Mandatory Redemption:                   Certain events, such as the
                                                 Company filing a petition
                                                 under the federal bankruptcy
                                                 laws, a change in control (as
                                                 defined) of the Company, the
                                                 Company's failure to timely
                                                 obtain the effectiveness of
                                                 the related registration
                                                 statement or deliver shares
                                                 upon an investor's conversion
                                                 or maintain its Common
                                                 Stock's listing or quoted for
                                                 more than ten (10) days will
                                                 also result in a mandated
                                                 redemption but at a differing
                                                 price. If based on one of
                                                 these specified events, the
                                                 Company will be required to
                                                 pay an amount equal to the
                                                 greater of 110% of the Stated
                                                 Value of the outstanding
                                                 shares of Series A Preferred
                                                 Stock or VWAP at the time,
                                                 plus all accrued and unpaid
                                                 dividends and liquidated
                                                 damages.

         Other: No issuances of Common Stock that would cause the holder to own more than 4.9% of our total Common Stock at any given time.

                              Certain Definitions.

         "Change of Control" includes the following: (a) a change in ownership of in excess of 40% of the Company's voting securities within a year; (b) the replacement within a year of more than one-half of the members of the Board of Directors which is not approved by a majority of the members of the Board on April 8, 2004; or (c) the Company entering into an agreement providing for either (a) or (b).

         "Principal Market" means the AMEX and shall also include the New York Stock Exchange, the NASDAQ Small-Cap Market on the NASDAQ National Market, whichever is at the time the principal trading exchange or market for our Common Stock, based upon share volume.

         "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the investors and reasonably acceptable to the Company.

         Warrants Issued to Preferred Stockholders. The Warrants issued to the two institutional investors that purchased shares of our Series A Preferred Stock as part of our April and May 2004 private placements contain provisions providing for an adjustment in the exercise price and number of shares issuable upon exercise of the Warrants in the event of stock dividends, subdivisions or combinations of our shares of Common Stock, reclassifications of our securities and anti-dilution adjustments in the event of issuances of shares of our Common Stock or securities convertible into or exercisable for our shares of Common Stock for a purchase, conversion or exercise price, as the case may be, below the exercise prices of the Warrants that are substantially similar to the adjustment provisions of our Series A Preferred Stock.

         On November 18, 2003, we issued an aggregate of 1,242,240 shares of our Common Stock and Warrants to purchase 621,120 shares of our Common Stock to 14 private investors for an aggregate of $2,000,000 (the "November 2003 Private Placement"). Said Warrants are now exercisable at $0.88 per share as a result of our financing transaction with Laurus that "triggered" the anti-dilution provisions of the Warrants.

         For a discussion of other warrants, options and other rights to purchase our securities, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, Item 5, "Market For Registrant's Common Equity and Related Stockholder Matters - Recent Sales of Unregistered Securities" and "Financing Transaction with Laurus."

         Additional Information - We will furnish, without charge, copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2005, and our other periodic reports, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, upon payment of a reasonable fee which shall not exceed our reasonable expenses in connection therewith. Requests for such materials should be directed to Pacific CMA, Inc., c/o Airgate International corp., 153-10 Rockaway Boulevard, Jamaica, New York 11434, Attention: Secretary. Such information may also be obtained free of charge by accessing the Commission's web site at www.sec.gov.

                                             By Order of the Board of Directors,
                                             Alfred Lam
                                             Chairman of the Board

New York, New York
July 26, 2006

           ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND
                    RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                  FORM OF PROXY
                                  -------------

                                      FRONT

                                -----------------

                                PACIFIC CMA, INC.
                         c/o Airgate International Corp.
                            153-04 Rockaway Boulevard
                             Jamaica, New York 11434

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
          BOARD OF DIRECTORS FOR THE SPECIAL MEETING ON AUGUST 22, 2006

         The undersigned stockholder of Pacific CMA, Inc., a Delaware corporation (the "Company"), hereby appoints Scott Turner and Ling Kwok, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Company's Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on August 22, 2006, and any adjournment thereof, with all powers which the undersigned would possess if personally present.

         The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company dated July 26, 2006.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                      BACK

                                      ----

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the Approval of the Proposal.

         Please mark your votes as in this example   [X]

     PROPOSAL TO APPROVE THE COMPANY'S ISSUANCE OF (1) A SECURED CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $4,000,000 (INITIALLY CONVERTIBLE AT THE RATE OF $0.88 PER SHARE AS TO $3,750,000 OF INDEBTEDNESS AND AT $1.05 PER SHARE FOR THE $250,000 BALANCE) AND (2) WARRANTS TO PURCHASE 1,850,000 SHARES OF THE COMPANY'S COMMON STOCK (WITH EXERCISE PRICES $1.00 FOR 1,500,000 SHARES AND $0.88 FOR 350,000 SHARES) ISSUED TO LAURUS MASTER FUND LTD..

     FOR [  ]                       AGAINST [  ]                   ABSTAIN  [  ]

CHECK HERE FOR ADDRESS CHANGE  [  ] NEW ADDRESS:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in the limited liability company name by an authorized person.

DATED:        , 2006
      ----- --                      --------------------------------------------
                                    Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED
ENVELOPE
                                    --------------------------------------------
                                    Signature if held jointly

                                       2